EXHIBIT 32.3

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of B. Riley Financial, Inc. (the “Company”) for the quarter ended June 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip J. Ahn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ PHILLIP J. AHN
Phillip J. Ahn
Chief Financial Officer and Chief Operating Officer

August 8, 2019